S000027244 [Member] Investment Strategy - Causeway International Opportunities Fund	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies and Risks What are the Fund’s principal investment strategies?
Strategy Narrative [Text Block]
The Fund invests primarily in companies both in developed markets — excluding the United States (the “international value portfolio”) — and in emerging markets (the “emerging markets portfolio”). The Investment Adviser allocates substantially all of the Fund’s assets between the international value portfolio and the emerging markets portfolio using a proprietary asset allocation model. Normally, the Fund will invest in companies in at least ten foreign countries.
International Value Portfolio: The international value portfolio consists primarily of common stocks of companies in developed countries outside the US. Normally, the majority of this portfolio invests in companies that pay dividends or repurchase their shares. The international value portfolio may also invest in companies in emerging (less developed) markets.
When investing the international value portfolio, the Investment Adviser follows a value style, performing fundamental research supplemented by quantitative analysis. Beginning with a universe of all publicly listed companies throughout the non-US developed and emerging markets, the Investment Adviser applies market capitalization and liquidity thresholds to reduce investment candidates to approximately 2,000 equity securities. The Investment Adviser uses quantitative valuation screens to further narrow the potential investment candidates. The Investment Adviser then performs fundamental research, which generally includes company-specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts. The Investment Adviser also applies a proprietary quantitative risk model to adjust return forecasts based on risk assessments. This process results in risk-adjusted return forecasts for a closely followed group of potential investment candidates. Using a value style means that the Investment Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.
The Investment Adviser considers whether a company has each of the following value characteristics in purchasing or selling securities for the international value portfolio:
•	Low price‑to‑earnings ratio (stock price divided by earnings per share) relative to the sector
•	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market
•	Low price‑to‑book value ratio (stock price divided by book value per share) relative to the market
•	Low price‑to‑cash flow ratio (stock price divided by net income plus non‑cash charges per share) relative to the market
•	Financial strength
Generally, price‑to‑earnings ratio and yield are the most important factors.
The international value portfolio may invest in companies of any market capitalization, and is not required to invest a minimum amount and is not limited to investing a maximum amount in companies in any particular country.
Emerging Markets Portfolio: The emerging markets portfolio is normally invested in equity securities of companies in emerging (less developed) markets and other investments that are tied economically to emerging markets. Generally, these investments include common stock, preferred and preference stock, depositary receipts, and exchange-traded funds that invest in emerging markets.
The Investment Adviser uses a quantitative investment approach to purchase and sell investments for the emerging markets portfolio. To select securities, the Investment Adviser’s proprietary computer model analyzes “stock-specific” factors relating to valuation, growth, technical indicators, competitive strength, and corporate events; and “top‑down” factors relating to macroeconomics, currency, and country-sector aggregate. Currently, the valuation factor category receives the highest overall weight in the model and stock-specific factors comprise approximately 75% of the score for a company. For each stock, the relative weight assigned to each stock-specific factor differs depending on its classification (for example, value, growth, momentum, capitalization or other classifications). The relative weights of these stock-specific factors are sometimes referred to as “contextual weights.” Factors and their weightings may change over time as the model is revised and updated, or if the classification of a stock changes. In addition to its quantitative research, the Investment
Adviser’s fundamental research analysts review certain of the quantitative outputs to attempt to identify and address special issues, such as mergers and acquisitions or management changes, that may not be captured by the quantitative model.
If the emerging markets portfolio invests in a country, the percentage of the emerging markets portfolio’s total assets attributable to that country is not expected to be greater than the weight of that country in the MSCI Emerging Markets Index (the “EM Index”) plus 5 percentage points, or less than the weight of that country in the EM Index minus 5 percentage points. In addition, at the discretion of the Investment Adviser, up to 10% of the emerging markets portfolio may be invested in companies in less developed emerging markets not included in the EM Index, such as countries included in the MSCI Frontier Markets Index and countries with similar economic characteristics. The emerging markets portfolio generally invests in companies with market capitalizations of US $500 million or greater at the time of investment and may invest in a wide range of industries.
Asset Allocation Methodology: The Investment Adviser uses quantitative signals from systems developed and managed by its quantitative portfolio managers and qualitative input from its fundamental portfolio managers to determine the allocation of assets between the international value portfolio and the emerging markets portfolio. Quantitative signals are generated by a proprietary asset allocation model designed by the quantitative portfolio managers to indicate when allocations to emerging markets should increase or decrease relative to the Fund’s benchmark, the MSCI ACWI ex USA Index (“ACWI ex USA Index”). The model currently analyzes factors in five categories: valuation, earnings growth, financial strength, macroeconomics, and risk aversion. The Investment Adviser’s fundamental portfolio managers evaluate these quantitative signals in light of fundamental analysis and the portfolio managers, as a team, determine the allocation between the international value portfolio and the emerging markets portfolio. The allocation is reassessed by the quantitative model daily and adjusted periodically when deemed appropriate by the investment team.
The Fund considers a country to be an emerging market if the country is included in the EM Index. The Fund may use futures contracts, including futures contracts based on developed markets and emerging markets indices, to obtain exposures to developed markets and emerging markets for efficient cash management. The percentage of the Fund’s total assets in emerging markets investments is not expected to be greater than the weight of emerging markets in the ACWI ex USA Index multiplied by two, and can be as low as zero. As of December 31, 2025, the emerging markets portion of the ACWI ex USA Index was 30.5%.